EXHIBIT 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Telefônica Brasil S.A.  (the “Company”) on Form 20-F for the fiscal year ended December 31, 2012, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Paulo Cesar Pereira Teixeira, General and Executive Officer and as interim Chief Financial Officer and Investor Relations Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)      the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. SecuritiesExchange Act of 1934; and

(ii)      the information contained in the Report fairly presents, in all material respects, the financial conditionand results of operations of the Company.

Date: March 20, 2013

By:	/s/ Paulo Cesar Pereira Teixeira
	Name:	Paulo Cesar Pereira Teixeira
	Title:	General and Executive Officer and as interim Chief Financial Officer, Control and Investor Relations Officer